U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): March 27, 2006

                              RMD TECHNOLOGIES, INC.
               (Exact Name of Company as Specified in Its Charter)

        California                       0-51109               72-1530833
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
         of Incorporation)                                   Identification No.)

          308 West 5th Street, Holtville, California             92250
           (Address of Principal Executive Offices)            (Zip Code)

        Company's telephone number, including area code:  (760) 356-2039



            Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     Between March 27, 2006 and September 6, 2006, the Company sold a total of 1,080,000 shares of common stock to a total of 35 accredited investors for a total consideration of $54,000 (average of $0.05 per share). These sales were undertaken under Rule 506 of Regulation D under the Securities Act of 1933. Each of the transactions did not involve a public offering and each of the investors represented that he/she was an "accredited" investor as defined in Rule 502 of Regulation D. No commissions were paid in connection with these transactions.

                                 SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       RMD Technologies, Inc.



Date: September 12, 2006               By: /s/  Patrick A. Galliher
                                       Patrick A. Galliher, President